SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

TEMPLETON GROWTH FUND, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

FRANKLIN TEMPLETON INVESTMENTS SOLICITATION SCRIPT

Greeting (Beginning of Campaign):

Hello, may I speak with Mr./Ms. ________?
Hello, my name is ________________. I’m a proxy voting specialist from ADP Inc. calling on behalf of Franklin Templeton Investments on a recorded line. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders of Templeton Growth Fund. Have you received this material?

Greeting (Mid Campaign/Reminder Mailing):

Hello, may I speak with Mr./Ms. ________?
Hello, my name is ________________. I’m a proxy voting specialist from ADP Inc. calling on behalf of Franklin Templeton Investments. I’m calling on a recorded line about the upcoming shareholder meeting for Templeton Growth Fund and to ask for your vote. You should have recently received a letter from Franklin Templeton Investments reminding you that your Templeton Growth Fund shares remain unvoted.
May I quickly secure your vote now over the phone?

Greeting (Near End of Campaign):

Hello, may I speak with Mr./Ms. ________?
Hello, my name is ________________. I’m a proxy voting specialist from ADP Inc. calling on behalf of Franklin Templeton Investments on a recorded line.

Our records show that you have not yet voted on the important proposals affecting Templeton Growth Fund. You should have recently received a letter from Franklin Templeton Investments reminding you that your Templeton Growth Fund shares remain unvoted. May I quickly secure your vote now over the phone?

If Received:

Your Board Members recommend that you vote in favor of the proposal(s). For your convenience, may I take your vote over the phone?

IF YES:

The process will only take a few moments.

Again, my name is ________________, a proxy voting specialist on behalf of Franklin Templeton Investments.
Today’s date is ________________ and the time is ________________ E.T.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?
(If Yes, proceed with voting process)
(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. Do you wish to support the Board’s recommendation for each of your accounts?

(Record all voted as shareholder requests)

For Favorable Vote:
Mr./Ms. ________________ I have recorded your vote as follows, for your Templeton Growth Fund account you are voting in accordance with the Board’s recommendation in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable Vote:
Mr./Ms. ________________ I have recorded your vote as follows, for your Templeton Growth Fund account you are voting against the proposal as set forth in the proxy materials you received.

For Abstentions:
Mr./Ms. ________________ I have recorded your vote as follows, for your Templeton Growth Fund account you are abstaining on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes you may contact us by calling 877-777-3405. Thank you very much for your participation and have a great day/evening.

If Unsure of voting:
Would you like me to review the proposal(s) with you? (Answer all the shareholders questions and ask them if you can secure their vote over the phone. If they agree, return to authorized voting section)

If Not Received:
I can resend the materials to you. Can you please verify your mailing address?
(Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date):
I understand Mr./Ms.__________, however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections casting your vote along with the recommendations of your Board?

If Not Interested:
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

BEGINNING OF SOLICITATION WINDOW

Hello, my name is ____________________. I’m a proxy voting specialist from ADP Inc., calling on behalf of Franklin Templeton Investments.

You should have received proxy material in the mail concerning the Special meeting of Shareholders of Templeton Growth Fund to be held on May 18, 2007.

Your participation is very important. To vote over the phone, please call toll-free at 1-877-777-3405 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your attention to this matter.

AFTER REMINDER MAILING

Hello, my name is ____________________. I’m a proxy voting specialist from ADP Inc., calling on behalf of Franklin Templeton Investments. You should have received a letter concerning your unvoted shares for the Special meeting of Shareholders of Templeton Growth Fund to be held on May 18, 2007.

Your participation is very important. To vote over the phone, please call toll-free at 1-877-777-3405 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your attention to this matter.

NEAR END OF SOLICITATION WINDOW

Hello, my name is ____________________. I’m a proxy voting specialist from ADP Inc., calling on behalf of Franklin Templeton Investments. The Special meeting of Shareholders of Templeton Growth Fund is to be held on May 18, 2007 and our records show that you have not yet taken the opportunity to vote your shares.

Your participation is very important. To vote over the phone, call toll-free at 1-877-777-3405 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your attention to this matter.

INBOUND - CLOSED RECORDING

Thank you for calling the Franklin Templeton Investments proxy service center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Franklin Templeton Investments proxy service center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

"Thank you for calling the Franklin Templeton Investments proxy service center. The Templeton Growth Fund Shareholder meeting scheduled for May 18, 2007 was held successfully and all proposal(s) were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Templeton Growth Fund account, please contact your Financial Advisor or call Franklin Templeton Investments at 1-800-632-2301. Thank you for investing with Franklin Templeton Investments."